Exhibit 10.1.1

LIST OF INDEMNITEES

Each of the individuals identified below is party to an indemnification agreement with GEOTAG INC. in the form attached as Exhibit 10.1 to GEOTAG’s Registration Statement on Form S-1 (File No. 333-170565), originally filed with the Commission on November 12, 2010:

Antony Norris

John Veenstra

Ira Kirschner

Lawrence Howorth